Harbor Global Value Fund
Supplement to Statement of Additional Information dated August 7, 2006

Name Change

Effective October 1, 2006, Harbor Fund changed its name to Harbor Funds. Accordingly, all reference to "Harbor Fund" is hereby replaced with "Harbor Funds".

Effective October 1, 2006, HCA Securities, Inc. changed its name to Harbor Funds Distributors, Inc. Accordingly, all reference to "HCA Securities, Inc."
 is hereby replaced with "Harbor Funds Distributors, Inc."

Foreign Securities

The first paragraph on page 1 under "Foreign Securities" is hereby replaced with the following:

The Fund is permitted to invest in foreign securities, which are securities issued by foreign issuers. The Subadviser is responsible for determining whether a particular issuer would be considered a foreign issuer. Normally, foreign governments and their agencies and instrumentalities are considered foreign issuers. In the case of non governmental issuers, the Subadviser generally may consider one or more of the following factors when making that determination:

*	whether the equity securities of the company principally trade on stock
	exchanges in one or more foreign countries;

*	the extent to which a company's total revenue is derived from goods produced,
	sales made or services performed in one or more foreign countries or the
	extent to which its assets are located in one or more foreign countries; and/or

*	whether the company is organized under the laws of a foreign country or its
	principal executive offices are located in a foreign country.

The Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers of Harbor Funds do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign country may nevertheless be classified by a Subadviser as a domestic issuer. This may occur when the company's economic fortunes and risks are primarily linked to the U.S and the company's principal operations are conducted from the U.S. or when the company's equity securities trade principally on a U.S. stock exchange.




Dated:  November 13, 2006